               TABLE OF CONTENTS


Letter to Shareholders................................   1
Performance Results...................................   3
Performance Perspective...............................   4
Portfolio Management Review...........................   5
Your Diversified Portfolio............................   7
Equity Management Philosophy..........................   8
Portfolio of Investments..............................   9
Statement of Assets and Liabilities...................  13
Statement of Operations...............................  14
Statement of Changes in Net Assets....................  15
Financial Highlights..................................  16
Notes to Financial Statements.........................  19
Report of Independent Accountants.....................  22

COM ANR 2/96

                            LETTER TO SHAREHOLDERS




               [PHOTO OF DENNIS J. MCDONNELL AND DON G. POWELL]
January 24, 1996

Dear Shareholder,
  For most investors, it would be hard to surpass the success enjoyed during 1995. The stock and bond markets achieved substantial gains, driven by a combination of continuing economic growth and low inflation. The strength of equity and fixed-income securities in 1995 was particularly impressive because it followed a year in which both markets declined. People who remained invested during 1995 generally shared in the growth of the markets, while investors who retreated after 1994's downturn may have missed out on the double-digit returns.
  The rebound in the markets last year reinforces the importance of maintaining a long-term perspective for your investments. While the environment for stocks and bonds remains positive, it is unlikely that 1996 will see a repeat of the markets' strong 1995 performance. However, over the long-term, stocks have outperformed virtually all other types of investments, and bonds have met the needs of investors who seek capital preservation and regular income.

ECONOMIC OVERVIEW
  The U.S. economy grew throughout 1995, though the rate of growth slowed toward year-end. The gross domestic product (the value of all goods and services produced in the United States) grew at an annual rate of more than
4.2 percent in the third quarter of 1995, but slowed to an estimated 2 to 3 percent in the fourth quarter, with retail and auto sales particularly sluggish. The slower growth rate eased concerns about a rise in inflation and allowed the Federal Reserve Board to lower short-term interest rates by a quarter-percentage point in late December. The reduction in rates during the latter half of 1995 is expected to help generate moderate economic growth in 1996, just as the Fed's raising of short-term rates in 1994 helped slow economic growth in 1995.
  The cut in short-term rates, combined with modest growth forecasts, was viewed by the financial markets as a positive event, pushing up both stock and bond prices. For the year ended December 31, 1995, the Standard & Poor's 500-Stock Index achieved a total return of 37.45 percent. The yield on 10-year Treasury notes was 5.57 percent on December 31, compared to 7.83 percent at the beginning of the year. Because bond prices and yields move in opposite directions, bond prices rose. Many observers expect the Fed to cut rates further if Congress and the President are able to reach an agreement on the federal budget, provided economic conditions justify further easing.
  With a low inflation, low interest rate environment, corporate earnings remained quite strong during the year, helping to push stocks to new highs. The strongest sectors were technology and finance, as these stocks benefited from the impact of the Internet, telecommunications deregulation and bank mergers. U.S. companies with global operations also did well, aided by a declining U.S. dollar.

ECONOMIC OUTLOOK
  Looking ahead, we are cautiously optimistic. We expect the economy to grow at a rate of 2 to 3 percent throughout 1996, with growth stronger in the second half of the year as the full impact of the Fed's rate cuts take effect. Lower rates will have the greatest impact on interest-sensitive industries, such as housing. Although inflation appears to be under control, there probably will be some cyclical upward pressure in 1996.

                                       1
                                                          Continued on page two

  The current economic conditions are ideal for stocks, especially those of smaller companies, because they tend to be affected less by economic cycles. The outlook for the fixed-income market--including municipal bonds--is positive, too. In the near-term, we believe domestic markets will benefit from a stable U.S. dollar and increased business activity driven in part by a number of recently announced strategic reorganizations of some of the nation's blue chip industry leaders.
  During recent months, debate over tax reform and the federal deficit has dominated the agenda in Washington. Now that we are in a presidential election year, tax reform likely will replace the budget battle as the top issue in Washington. There has been varied speculation about the impact tax reform could have on the economy and on various types of investments. We are following the tax reform debate very closely, and we will keep you updated on this issue throughout the year. See the winter issue of Your Portfolio for a detailed discussion of tax reform.
  On the following pages, you can read about your Fund's performance in 1995, as well as the portfolio management team's outlook for the Fund in the coming months. We hope that you will find this information helpful.

CORPORATE NEWS
  As part of our commitment to helping you achieve your investment goals, Van Kampen American Capital strives to provide shareholders with the best service in the mutual fund industry. That is why we are especially pleased to have received the 1995 Quality Tested Service Seal, which is awarded annually by DALBAR, Inc., an independent research firm. The Seal, which symbolizes the achievement of the highest tier of service in the mutual fund industry, was awarded to American Capital annually from 1990 to 1994 and we are honored that the service provided by Van Kampen American Capital has achieved the same level of excellence.

Sincerely,
/s/ Don G. Powell                          /s/ Dennis J. McDonnell
Don G. Powell                              Dennis J. McDonnell
Chairman                                   President
Van Kampen American Capital                Van Kampen American Capital
Asset Management, Inc.                     Asset Management, Inc.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1995


                   VAN KAMPEN AMERICAN CAPITAL COMSTOCK FUND

                                                      A SHARES B SHARES C SHARES

 TOTAL RETURNS
 One-year total return based on NAV1.................   36.16%   34.99%   35.11%
 One-year total return2..............................   28.29%   29.99%   34.11%
 Five-year average annual total return2..............   13.65%      N/A      N/A
 Ten-year average annual total return2...............   11.98%      N/A      N/A

 Life-of-Fund average annual total return2...........   11.74%   12.38%   13.01%
 Commencement Date................................... 10/07/68 10/19/92 10/26/93

N/A = Not Applicable

1Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

2Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B shares and C shares).

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE


  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular inter-vals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

  . Illustrates the general market environment in which your investments are being managed

  . Reflect the impact of favorable market trends or difficult market condi-tions

  . Help you evaluate the extent to which your Fund's management team has re-sponded to the opportunities and challenges presented to them over the period measured

  For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Standard & Poor's 500-Stock Index and the Lipper Growth Fund Index over time. These indices are unmanaged statistical composites and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities they represent. Similar-ly, their performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen American Capital Comstock Fund vs. Standard & Poor's 500-Stock Index and the Lipper Growth Fund Index (December 1985 through December 1995)

                             [GRAPH APPEARS HERE]
                               VKAC            S&P         LIPPER
Measurement Period           COMSTOCK       500-STOCK    GROWTH FUND
(Fiscal Year Covered)          FUND           INDEX*        INDEX
-------------------          --------       ---------    -----------
Measurement Pt-
Dec 1985                     $ 9,426        $10,000      $10,000
Dec 1986                     $10,666        $11,862      $11,560
Dec 1987                     $10,646        $12,476      $11,931
Dec 1988                     $12,221        $14,534      $13,619
Dec 1989                     $15,953        $19,125      $17,363
Dec 1990                     $15,417        $18,530      $16,423
Dec 1991                     $20,342        $24,151      $22,271
Dec 1992                     $21,671        $25,988      $23,971
Dec 1993                     $23,642        $28,596      $26,842
Dec 1994                     $22,775        $28,984      $26,420
Dec 1995                     $31,009        $39,837      $34,737

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions for the period ended December 31, 1995, and includes payment of the maximum sales charge (5.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

*The Standard & Poor's 500-Stock Index represents general stock market performance and was initially selected as a benchmark for the Fund's performance; additionally the Lipper Growth Fund Index was selected to represent a more narrow-based comparison for the Fund.

                          PORTFOLIO MANAGEMENT REVIEW

                   VAN KAMPEN AMERICAN CAPITAL COMSTOCK FUND

We recently spoke with the management team of the Van Kampen American Capital Comstock Fund about the key events and economic forces which shaped the markets during the past fiscal year. The team includes B. Robert Baker, Jr., portfolio manager, and Alan T. Sachtleben, executive vice president, equity investments. The following excerpts reflect their views on the Fund's performance during the twelve-month period ended December 31, 1995.

 Q THE STOCK MARKET ENJOYED STRONG RETURNS DURING 1995. WHAT FACTORS HAD THE MOST IMPACT ON THE FUND'S PERFORMANCE DURING THE PAST YEAR?

 A The stock market as a whole benefited from continued--although slower-- economic growth that generated strong corporate profits without experienc-
ing increased inflation. The Fund benefited from our value-oriented approach to stock selection, which allowed us to identify stocks that were inexpensive but had good potential for appreciation. We feel it was our emphasis on stock picking, rather than a focus on particular industries or sectors, that pro-vided most of the Fund's return for the year. The Fund had large holdings in stocks such as AMR (parent company of American Airlines), Exxon and Philip Morris that contributed significantly to the Fund's performance.

  While we did not focus on particular industries, the largest percentage of the Fund's assets were invested in finance, utility and energy stocks. In the energy sector, stocks were somewhat inexpensive in light of the traditional seasonal increase in demand for heating oil and gas. We already have seen an increase in energy prices that has resulted in higher stock prices. The Fund's diversification at the end of the year is illustrated by the chart below.

                              [LOGO APPEARS HERE]
                  [Pie Chart of Portfolio Holdings by Sector
                    as of December 31, 1995 appears here.]

Health Care..............................   9%
Utilities................................  12%
Other....................................   3%
Energy...................................  15%
Raw Materials/Processing Industries......  13%
Producer Manufacturing...................   9%
Technology...............................   5%
Consumer Durables........................   4%
Consumer Non-Durables....................   8%
Consumer Distribution....................   5%
Consumer Services........................   5%
Finance..................................  12%


 Q CAN YOU GIVE A FEW EXAMPLES OF OTHER STOCKS THE FUND OWNED DURING THE RE-PORTING PERIOD THAT DID PARTICULARLY WELL?

 A We owned stock in all three of the major long-distance telephone compa-nies, AT&T, MCI and Sprint. The prices of these stocks had been depressed because of pending telecommunications deregulation. As the likely changes be-came more evident, these stocks increased in price. In addition, AT&T an-nounced a major restructuring that caused further increases in the price of its stock. After peaking at about 6 percent of the Fund's net assets at mid-year, telecommunications stocks comprised only 3 percent of net assets at the end of the year.

  The Fund's largest holding at the end of the year was WMX, one of the country's largest waste management firms. The stock is inexpensive relative to both similar stocks and its historical average price. In addition, the company's North American solid waste business is good but we feel that is not reflected in the stock price because of problems in other divisions. We believe management is addressing those problems, which we believe should result in a higher stock price.

 Q  HOW DID THE FUND PERFORM DURING THE YEAR ENDED DECEMBER 31,1995?
 A  Class A shares of the Fund achieved a total return at net asset value of
    36.16 percent/1/ including reinvestment of dividends totaling $0.2700 per share and a capital gains distribution of $1.9625 per share. By comparison, the Standard & Poor's 500-Stock Index, a broad-based, unmanaged index that reflects general stock market performance, achieved a total return of 37.45 percent for the period. The Lipper Growth Fund Index, which represents the average perfor-mance of the largest growth funds, achieved a total return of 31.48 percent. Neither index reflects any commissions or fees that would be paid by an in-vestor purchasing the securities it represents. (Please refer to the chart on page three for additional Fund performance results.)




 Q  WHAT IS THE OUTLOOK FOR STOCKS?
 A The outlook is excellent, which is not to say that a correction could not occur in the near-term. However, some very positive forces are present:
moderate economic growth, low inflation and acceptable levels of interest rates. These should limit any decline to a modest one. Should the economy slow, the Fund's investment in utility stocks--12.3 percent at year-end--should pro-vide a cushion against any decline in the broader market.

  Looking further into the future, these three conditions--aided by the Federal Reserve Board's decision in December to lower short-term interest rates--should lead to increasing corporate profits which, in turn, should lead to higher stock prices.

/s/ Alan T. Sachtleben                 /s/ B. Robert Baker, Jr.
Alan T. Sachtleben                     B. Robert Baker, Jr.
Executive Vice President               Portfolio Manager
Equity Investments

                                       6
                                             Please see footnotes on page three.

                           YOUR DIVERSIFIED PORTFOLIO

                   VAN KAMPEN AMERICAN CAPITAL COMSTOCK FUND

Your investment in the Van Kampen American Capital Comstock Fund makes you a part owner of a diversified portfolio of stocks. Here is a list of the ten largest stock holdings in the portfolio as of December 31, 1995, and a brief description of each holding.

                             TOP TEN STOCK HOLDINGS

                                                     PERCENT OF NET ASSETS  PERCENT OF NET ASSETS
                                                    AS OF DECEMBER 31, 1995    SIX MONTHS AGO
-------------------------------------------------------------------------------------------------
  WMX TECHNOLOGIES                                            3.0%                   2.9%
  One of the country's largest providers of waste
  management services.
  PHILIP MORRIS COMPANIES INC.                                2.6%                   1.6%
  Major producer and distributor of food and to-
  bacco products.
  TIME WARNER INC.                                            2.0%                   1.5%
  Diversified communications company with major
  publishing, cable television and entertainment
  operations.
  ROYAL DUTCH PETROLEUM CO.                                   1.9%                   N/A
  International energy company with major opera-
  tions around the world.
  GENERAL ELECTRIC CO.                                        1.8%                   1.2%
  Diversified consumer products and entertainment
  company that owns NBC.
  GENERAL MOTORS CORP.                                        1.7%                   0.5%
  One of the "Big Three" U.S.-based automobile
  manufacturers.
  JAMES RIVER CORP.                                           1.6%                   0.8%
  Major manufacturer of consumer goods such as pa-
  per, food and packaging products.
  CAREMARK INTERNATIONAL INC.                                 1.6%                   1.2%
  Provider of alternate site patient care products
  and services worldwide.
  EXXON CORP.                                                 1.6%                   1.9%
  Major producer and supplier of energy products
  worldwide.
  DU PONT                                                     1.5%                   1.3%
  Diversified international manufacturer of petro-
  leum, chemical and fiber products.

 N/A = Not Applicable

           MANAGING YOUR EQUITY INVESTMENT FOR LONG-TERM PERFORMANCE

                   VAN KAMPEN AMERICAN CAPITAL COMSTOCK FUND

--------------------------------------------------------------------------------

Do you ever wonder how a mutual fund invests your money? At Van Kampen American Capital, we manage our equity funds using a four-step investment process de-signed to produce consistently good results over shorter periods of time and competitive long-term performance.

[_] FULLY INVESTED. The money you              [GRAPHS/LOGOS APPEAR HERE]
invest in one of our stock funds
normally will be fully invested in        Fully Invested Approach
the market to seek to maximize your       Market Returns 1926-1994
potential for long-term returns.          $1 Invested in 1926
 The importance of being fully in-
vested is illustrated by the charts       Stocks 816 Months.....  $810.54
at right. By missing fewer than 4         T-Bills...............  $ 12.18
percent of the months during the          Stocks Minus 30
past 68 years, the value of $1 in-         Best Months..........  $ 11.57
vested in 1926 was $11.57 at the end
of 1994, compared to $810.54 for $1                      Source: Ibbotson
that was invested for the entire pe-
riod. During the five-year period
(1990-1994), the average annual to-       Market Returns
tal return for stocks, as measured        S&P 500 Average Annual Total Returns
by the Standard & Poor's 500-Stock        (12/31/89 - 12/31/94)
Index, a broad-based, unmanaged in-
dex, was 8.87 percent. However, the       Fully Invested........   8.87%
average annual return for the S&P         Less 10 Best Days.....   3.27%
500 for the same period excluding         Less 20 Best Days.....  (0.67%)
the 20 best days for stock market
performance, was just 0.67 percent.               Source: Vestek System
Of course, past performance is no
guarantee of future performance.

[_] BROADLY DIVERSIFIED. A portfolio
that is broadly diversified can help
reduce risk and increase relative
stability.
Since our goal is consistency, we
emphasize stock funds that are
broadly diversified both in terms of
the number of
industries and the number of stocks
within each industry in which they
invest. Generally, our stock funds
invest in 12 broad economic sectors,
and in many individual stocks within
each sector.

[_] CLEARLY DEFINED STRUCTURE. Main-
taining a fund's basic characteris-
tics over time is an important
component in delivering consistent
results. It also is important to ef-
fective asset allocation. The basic
characteristics of our funds are de-
termined by a pre-defined profile
which remains constant over time. If
you buy a blue-chip stock fund to-
day, it won't become a small-cap
stock fund tomorrow.

[_] BLENDED INVESTMENT STYLE. Market
conditions are constantly changing,
which means the stocks that perform
well should be expected to change. A
rigid investment style might cause
an investor to suffer when certain
types of stocks lose favor with the
market. The two most common invest-
ment styles are growth, which empha-
sizes companies that are projected
to experience rapid growth in earn-
ings, and value, which focuses on
companies whose stock is selling for
less than the company's true worth.
At
Van Kampen American Capital, our
style is blended between growth and
value on a fund-specific basis.

We constantly evaluate the results of our approach and compare it to other sim-ilar funds. Although past performance is no guarantee of future results, we re-main committed to our belief that this approach should help Van Kampen American Capital shareholders achieve consistent, competitive, long-term performance.

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

 Number
 of
 Shares
 (000)  Description                                                Market Value
-------------------------------------------------------------------------------
        COMMON STOCK 96.5%
        CONSUMER DISTRIBUTION 5.1%
   *100 Best Buy, Inc.........................................   $    1,625,000
    120 Dayton Hudson Corp....................................        9,000,000
    120 Gap, Inc..............................................        5,040,000
    320 Kroger Co.............................................       12,000,000
    140 May Department Stores Co..............................        5,915,000
    180 Sears Roebuck & Co....................................        7,020,000
    166 Sports & Recreation, Inc..............................        1,184,175
    680 Wal-Mart Stores, Inc..................................       15,215,000
                                                                 --------------
                                                                     56,999,175
                                                                 --------------
        CONSUMER DURABLES 3.8%
    160 Chrysler Corp.........................................        8,860,000
    300 Ford Motor Co.........................................        8,700,000
    360 General Motors Corp...................................       19,035,000
    219 Newell Co.............................................        5,664,038
                                                                 --------------
                                                                     42,259,038
                                                                 --------------
        CONSUMER NON-DURABLES 7.8%
     60 Clorox Co.............................................        4,297,500
    150 Colgate-Palmolive Co..................................       10,537,500
    400 Dial Corp.............................................       11,850,000
     76 General Mills, Inc....................................        4,389,000
    210 Nabisco Holdings Corp., Class A.......................        6,851,250
    320 Philip Morris Companies, Inc..........................       28,960,000
    330 Quaker Oats Co........................................       11,385,000
     54 Ralston Purina Group..................................        3,368,250
    110 Tambrands, Inc........................................        5,252,500
                                                                 --------------
                                                                     86,891,000
                                                                 --------------
        CONSUMER SERVICES 4.8%
   *420 Cox Communications, Inc...............................        8,190,000
     72 Disney (Walt) Co......................................        4,248,000
    136 Harcourt General, Inc.................................        5,695,000
    150 Marriott International, Inc...........................        5,737,500
     26 McGraw-Hill, Inc......................................        2,265,250
    160 New York Times Co., Class A...........................        4,740,000
    600 Time Warner, Inc......................................       22,725,000
                                                                 --------------
                                                                     53,600,750
                                                                 --------------
        ENERGY 15.1%
    100 Amoco Corp............................................        7,187,500
     40 Atlantic Richfield Co.................................        4,430,000
    160 Baker Hughes, Inc.....................................        3,900,000
    260 Coastal Corp..........................................        9,685,000
    220 Exxon Corp............................................       17,627,500
    110 Halliburton Co........................................        5,568,750
     84 Mobil Corp............................................        9,408,000
    300 Noble Affiliates, Inc.................................        8,962,500
    220 Norsk Hydro, AS, ADR..................................        9,212,500
    300 Occidental Petroleum Corp.............................        6,412,500
    130 Pacific Enterprises...................................        3,672,500
    400 Panhandle Eastern Corp................................       11,150,000
    260 Pogo Producing Co.....................................        7,345,000

                                       9
                                               See Notes to Financial Statements

                               December 31, 1995

--------------------------------------------------------------------------------

 Number
 of
 Shares
 (000)  Description                                                Market Value
-------------------------------------------------------------------------------
    150 Repsol SA, ADR........................................   $    4,931,250
    150 Royal Dutch Petroleum.................................       21,168,750
    100 Schlumberger, Ltd.....................................        6,925,000
    260 Sonat, Inc............................................        9,262,500
    180 Texaco, Inc...........................................       14,130,000
     60 Tosco.................................................        2,287,500
    170 Total SA, ADR.........................................        5,780,000
                                                                 --------------
                                                                    169,046,750
                                                                 --------------
        FINANCE 11.7%
    100 Aetna Life & Casualty Co..............................        6,925,000
     82 Allmerica Financial Corp..............................        2,203,200
    300 Allstate Corp.........................................       12,338,690
     90 AMBAC, Inc............................................        4,237,500
     63 American Bankers Insurance Group......................        2,468,700
     72 American International Group, Inc.....................        6,660,000
     72 BankAmerica Corp......................................        4,662,000
    100 Bankers Trust New York Corp...........................        6,650,000
    370 Bear Stearns Companies, Inc...........................        7,353,750
    180 Chemical Banking Corp.................................       10,575,000
    100 Federal National Mortgage Association.................       12,412,500
    100 Fleet Financial Group, Inc............................        4,075,000
    160 Franklin Resources, Inc...............................        8,060,000
    220 Great Western Financial Corp..........................        5,610,000
    136 Morgan (J P) & Co., Inc...............................       10,914,000
    280 Providian Corp........................................       11,410,000
    200 St. Paul Companies, Inc...............................       11,125,000
     68 SunAmerica, Inc.......................................        3,230,000
                                                                 --------------
                                                                    130,910,340
                                                                 --------------
        HEALTH CARE 8.6%
     68 American Home Products Corp...........................        6,596,000
    *66 Amgen, Inc............................................        3,936,563
     92 Bristol-Myers Squibb Co...............................        7,900,500
    980 Caremark International, Inc...........................       17,762,500
    380 Community Psychiatric Centers.........................        4,655,000
    400 Mallinckrodt Group, Inc...............................       14,550,000
    140 Merck & Co., Inc......................................        9,205,000
     62 Pfizer, Inc...........................................        3,906,000
    145 Pharmaceutical & Upjohn, Inc..........................        5,618,750
    120 Schering Plough Corp..................................        6,570,000
    200 Tenet Healthcare Corp.................................        4,150,000
    120 Warner Lambert Co.....................................       11,655,000
                                                                 --------------
                                                                     96,505,313
                                                                 --------------
        PRODUCER MANUFACTURING 9.4%
     58 Emerson Electric Co...................................        4,741,500
     72 Fluor Corp............................................        4,752,000
    150 Foster Wheeler Corp...................................        6,375,000
    272 General Electric Co...................................       19,584,000
    100 Honeywell, Inc........................................        4,862,500
     50 ITT Corp..............................................        2,650,000
     50 ITT Industries........................................        1,200,000
    180 Rockwell International Corp...........................        9,517,500

                                       10
                                               See Notes to Financial Statements

                               December 31, 1995

--------------------------------------------------------------------------------

 Number
 of
 Shares
 (000)  Description                                                Market Value
-------------------------------------------------------------------------------
    160 TRW, Inc..............................................   $   12,400,000
   *150 Varity Corp...........................................        5,568,750
  1,140 WMX Technologies, Inc.................................       34,057,500
                                                                 --------------
                                                                    105,708,750
                                                                 --------------
        RAW MATERIALS/PROCESSING INDUSTRIES 12.5%
     60 Air Products & Chemicals, Inc.........................        3,165,000
    420 Barrick Gold Corp.....................................       11,077,500
    250 Battle Mountain Gold Co...............................        2,093,750
    210 Boise Cascade Corp....................................        7,271,250
    100 Consolidated Papers...................................        5,612,500
    *34 Crown Vantage, Inc....................................          484,500
    240 Du Pont (E.I.) de Nemours & Co., Inc..................       16,770,000
    130 Freeport-McMoran, Inc., Copper & Gold, Class B........        3,656,250
    126 Georgia Pacific Corp..................................        8,646,750
    140 Homestake Mining......................................        2,187,500
    300 International Paper Co................................       11,362,500
    760 James River Corp......................................       18,335,000
    100 Mead Corp.............................................        5,225,000
    100 Monsanto Co...........................................       12,250,000
    100 Nalco Chemical Co.....................................        3,012,500
     76 Newmont Gold Co.......................................        3,325,000
    131 Nucor Corp............................................        7,483,375
    200 Union Camp Corp.......................................        9,525,000
     88 Union Carbide Corp....................................        3,300,000
    104 Willamette Industries, Inc............................        5,850,000
                                                                 --------------
                                                                    140,633,375
                                                                 --------------
        TECHNOLOGY 4.5%
     50 Avnet, Inc............................................        2,237,500
   *160 Gateway 2000, Inc.....................................        3,920,000
    200 General Dynamics Corp.................................       11,825,000
    100 General Motors Corp., Class H.........................        4,912,500
     56 Hewlett-Packard Co....................................        4,690,000
     56 Intel Corp............................................        3,178,000
    120 International Business Machines Corp..................       11,010,000
    100 LSI Logic Corp........................................        3,275,000
     60 Motorola, Inc.........................................        3,420,000
   *100 National Semiconductor Corp...........................        2,225,000
                                                                 --------------
                                                                     50,693,000
                                                                 --------------
        TRANSPORTATION 0.9%
     60 AMR Corp..............................................        4,455,000
     46 Canadian National Railway.............................          684,000
    140 Illinois Central Corp.................................        5,372,500
                                                                 --------------
                                                                     10,511,500
                                                                 --------------
        UTILITIES 12.3%
     56 American Electric Power, Inc..........................        2,268,000
    100 Ameritech Corp........................................        5,900,000
    200 AT&T Corp.............................................       12,950,000
     82 Bell Atlantic Corp....................................        5,483,750
    130 Bellsouth Corp........................................        5,655,000
     40 Boston Edison Co......................................        1,180,000
    102 Carolina Power & Light Co.............................        3,519,000

                                       11
                                               See Notes to Financial Statements

                               December 31, 1995

--------------------------------------------------------------------------------

 Number
 of Shares
 (000)     Description                                            Market Value
-------------------------------------------------------------------------------
      40   Central & South West Corp.........................   $    1,115,000
      40   CMS Energy Group..................................        1,195,000
      98   Detroit Edison Co.................................        3,381,000
     136   FPL Group, Inc....................................        6,307,000
     150   Frontier Corp.....................................        4,500,000
      67   General Public Utilities Corp.....................        2,278,000
     110   Illinova Corp.....................................        3,300,000
     320   MCI Communications Corp...........................        8,360,000
      66   New York State Electric & Gas Corp................        1,707,750
      30   NIPSCO Industries, Inc............................        1,147,500
      29   Northern State Power..............................        1,429,538
     100   Nynex Corp........................................        5,400,000
      48   Ohio Edison Co....................................        1,128,000
      26   Oklahoma Gas & Electric Co........................        1,118,000
      84   Pacific Telesis Group.............................        2,824,500
      56   Pacificorp........................................        1,190,000
     337   Peco Energy Co....................................       10,152,125
      60   Pinnacle West Cap Corp............................        1,725,000
      30   Public Service Co. of Colorado....................        1,061,250
     140   Public Service Co. of New Mexico..................        2,467,500
      48   Rochester Gas & Electric..........................        1,086,000
     100   SBC Communications, Inc...........................        5,750,000
      68   Southwestern Public Service Co....................        2,227,000
     360   Sprint Corp.......................................       14,355,000
     134   Telefonica de Espana, SA, ADR.....................        5,623,813
      42   Texas Utilities Co................................        1,727,250
     100   U. S. West, Inc...................................        3,575,000
      69   Unicom Corp.......................................        2,259,750
     *74   WorldCom, Inc.....................................        2,608,500
                                                                --------------
                                                                   137,955,226
                                                                --------------
           TOTAL COMMON STOCK (Cost $944,934,747)............    1,081,714,217
                                                                --------------
 Par
 Amount
 (000)
--------
           SHORT-TERM INVESTMENTS 5.6%
           COMMERCIAL PAPER 3.6%
 $20,000   Associates Corp. of North America, 6.00%,
           01/02/96..........................................       19,986,667
  20,000   General Electric Capital Corp., 5.85%, 01/02/96...       19,987,000
                                                                --------------
                                                                    39,973,667
                                                                --------------
           REPURCHASE AGREEMENT 2.0%
  22,400   Lehman Government Securities, dated 12/29/95,
           5.875%, due 01/02/96 (collateralized by U.S.
           Government obligations in a pooled cash account)
           repurchase proceeds $22,414,622...................       22,400,000
                                                                --------------
           TOTAL SHORT-TERM INVESTMENTS (Cost $62,373,667)...       62,373,667
                                                                --------------
 TOTAL INVESTMENTS (Cost $1,007,308,414) 102.1%...............   1,144,087,884
 OTHER ASSETS AND LIABILITIES, NET (2.1%).....................     (23,386,077)
                                                                --------------
 NET ASSETS 100%..............................................  $1,120,701,807
                                                                --------------

*Non-income producing security

                                       12
                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1995

--------------------------------------------------------------------------------

ASSETS
Investments, at market value (Cost $1,007,308,414).............. $1,144,087,884
Cash............................................................         29,378
Receivable for investments sold.................................      4,613,902
Dividends and interest receivable...............................      2,284,226
Receivable for Fund shares sold.................................        670,274
Other assets....................................................         58,901
                                                                 --------------
  Total Assets..................................................  1,151,744,565
                                                                 --------------
LIABILITIES
Payable for investments purchased...............................     17,516,294
Payable for Fund shares redeemed................................      8,341,774
Dividends payable...............................................      3,824,063
Due to Adviser..................................................        461,791
Due to Distributor..............................................        410,471
Due to shareholder service agent................................        191,971
Deferred Trustees' compensation.................................         95,568
Accrued expenses................................................        200,826
                                                                 --------------
  Total Liabilities.............................................     31,042,758
                                                                 --------------
NET ASSETS, equivalent to $14.54 per share for Class A and
 $14.56 per share for Class B and Class C shares................ $1,120,701,807
                                                                 --------------
NET ASSETS WERE COMPRISED OF:
Shares of beneficial interest, at par; 73,677,387 Class A,
3,101,244 Class B, and 280,526 Class C shares outstanding....... $      770,592
Capital surplus.................................................    948,474,366
Undistributed net realized gain on securities...................     34,209,304
Net unrealized appreciation of securities.......................    136,779,470
Undistributed net investment income.............................        468,075
                                                                 --------------
NET ASSETS...................................................... $1,120,701,807
                                                                 --------------

                                       13
                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                          Year Ended December 31, 1995

--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividends......................................................... $ 23,363,937
Interest..........................................................    4,944,001
                                                                   ------------
 Investment income................................................   28,307,938
                                                                   ------------
EXPENSES
Management fees...................................................    5,080,809
Shareholder service agent's fees and expenses.....................    2,377,442
Accounting services...............................................      146,156
Service fees--Class A.............................................    1,726,758
Distribution and service fees--Class B............................      329,965
Distribution and service fees--Class C............................       28,977
Trustees' fees and expenses.......................................       36,795
Audit fees........................................................       38,903
Custodian fees....................................................       28,180
Legal fees........................................................        9,992
Reports to shareholders...........................................      143,020
Registration and filing fees......................................      104,334
Miscellaneous.....................................................       33,753
                                                                   ------------
  Total expenses..................................................   10,085,084
                                                                   ------------
NET INVESTMENT INCOME.............................................   18,222,854
                                                                   ------------
REALIZED AND UNREALIZED GAIN ON SECURITIES
Net realized gain on securities...................................  151,825,216
Net unrealized appreciation of securities during the period.......  140,846,089
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES....................  292,671,305
                                                                   ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................. $310,894,159
                                                                   ------------

                                       14
                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS


--------------------------------------------------------------------------------

                                                     Year Ended December 31
                                                   ----------------------------
                                                             1995          1994
--------------------------------------------------------------------------------
NET ASSETS, beginning of period..................  $  895,919,571  $994,910,318
                                                   --------------  ------------
OPERATIONS
 Net investment income...........................      18,222,854    18,001,692
 Net realized gain on securities.................     151,825,216   189,796,739
 Net unrealized appreciation (depreciation) of
  securities during the period...................     140,846,089  (242,739,776)
                                                   --------------  ------------
  Increase (decrease) in net assets resulting
   from operations...............................     310,894,159   (34,941,345)
                                                   --------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income
  Class A........................................     (18,341,281)  (18,545,606)
  Class B........................................        (354,133)     (238,732)
  Class C........................................         (31,109)      (23,465)
                                                   --------------  ------------
                                                      (18,726,523)  (18,807,803)
                                                   --------------  ------------
 Net realized gain on securities
  Class A........................................    (131,444,811) (174,099,107)
  Class B........................................      (5,143,745)   (4,195,711)
  Class C........................................        (463,607)     (441,419)
                                                   --------------  ------------
                                                     (137,052,163) (178,736,237)
                                                   --------------  ------------
  Total distributions............................    (155,778,686) (197,544,040)
                                                   --------------  ------------
CAPITAL TRANSACTIONS
 Proceeds from shares sold
  Class A........................................     368,647,727    97,825,457
  Class B........................................      20,613,898    12,817,155
  Class C........................................       1,934,822     2,206,502
                                                   --------------  ------------
                                                      391,196,447   112,849,114
                                                   --------------  ------------
 Proceeds from shares issued for distributions
  reinvested
  Class A........................................     137,771,277   176,744,344
  Class B........................................       5,064,571     4,113,202
  Class C........................................         407,205       443,048
                                                   --------------  ------------
                                                      143,243,053   181,300,594
                                                   --------------  ------------
 Cost of shares redeemed
  Class A........................................    (457,375,508) (156,755,958)
  Class B........................................      (6,474,496)   (3,588,713)
  Class C........................................        (922,733)     (310,399)
                                                   --------------  ------------
                                                     (464,772,737) (160,655,070)
                                                   --------------  ------------
Increase in net assets from capital transactions.      69,666,763   133,494,638
                                                   --------------  ------------
INCREASE (DECREASE) IN NET ASSETS................     224,782,236   (98,990,747)
                                                   --------------  ------------
NET ASSETS, end of period (including
 undistributed net investment income of $468,075
 and $971,744, respectively).....................  $1,120,701,807  $895,919,571
                                                   --------------  ------------

                                       15
                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                                   Class A
                                   -------------------------------------------
                                           Year Ended December 31
                                   -------------------------------------------
                                       1995     1994     1993     1992    1991
-------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
 period...........................   $12.40   $16.38   $17.30   $17.52  $14.29
                                   --------  -------  -------  -------  ------
INCOME FROM INVESTMENT OPERATIONS
 Investment income................      .40      .47      .49      .48    .535
 Expenses.........................     (.14)    (.16)    (.17)    (.15)   (.14)
                                   --------  -------  -------  -------  ------
Net investment income.............      .26      .31      .32      .33    .395
Net realized and unrealized gain
 (loss) on securities.............   4.1125     (.92)    1.18     .795   4.065
                                   --------  -------  -------  -------  ------
Total from investment operations..   4.3725     (.61)    1.50    1.125    4.46
                                   --------  -------  -------  -------  ------
LESS DISTRIBUTIONS FROM
 Net investment income............     (.27)  (.3225)  (.2975)  (.3275)  (.395)
 Net realized gain on securities..  (1.9625) (3.0475) (2.1225) (1.0175)  (.835)
                                   --------  -------  -------  -------  ------
Total distributions...............  (2.2325)  (3.37)    (2.42)  (1.345)  (1.23)
                                   --------  -------  -------  -------  ------
Net asset value, end of period....   $14.54   $12.40   $16.38   $17.30  $17.52
                                   --------  -------  -------  -------  ------
TOTAL RETURN (/1/)................   36.16%   (3.67%)   9.09%    6.53%  31.96%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
 (millions)....................... $1,071.4   $871.6   $980.4   $959.0  $986.2
Average net assets (millions).....   $984.5   $920.9   $967.7   $931.8  $897.9
Ratios to average net assets
 Expenses.........................     .96%    1.01%     .96%     .87%    .82%
 Net investment income............    1.82%    1.93%    1.82%    1.84%   2.32%
Portfolio turnover rate...........     151%     136%      50%      36%     38%

(1)Total return does not consider the effect of sales charges.

                                       16
                                               See Notes to Financial Statements

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.


--------------------------------------------------------------------------------

                                                      Class B
                                       ----------------------------------------
                                                                    October 19,
                                        Year Ended December 31     1992(/1/) to
                                       --------------------------- December 31,
                                        1995     1994    1993(/2/)    1992(/2/)
-------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period..  $12.42   $16.40    $17.30     $17.62
                                       -------  -------   -------    -------
INCOME FROM INVESTMENT OPERATIONS
 Investment income....................     .40      .43       .49       .105
 Expenses.............................    (.26)    (.27)     (.31)     (.075)
                                       -------  -------   -------    -------
Net investment income.................     .14      .16       .18        .03
Net realized and unrealized gain
 (loss) on securities.................  4.1125    (.905)    1.192      .9225
                                       -------  -------   -------    -------
Total from investment operations......  4.2525    (.745)    1.372      .9525
                                       -------  -------   -------    -------
LESS DISTRIBUTIONS FROM
 Net investment income................    (.15)  (.1875)   (.1495)      (.29)
 Net realized gain on securities...... (1.9625) (3.0475)  (2.1225)    (.9825)
                                       -------  -------   -------    -------
Total distributions................... (2.1125)  (3.235)   (2.272)   (1.2725)
                                       -------  -------   -------    -------
Net asset value, end of period........  $14.56   $12.42    $16.40     $17.30
                                       -------  -------   -------    -------
TOTAL RETURN (/3/)....................  34.99%   (4.41%)    8.25%      4.66%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)..   $45.2    $22.0     $13.9       $0.8
Average net assets (millions).........   $33.0    $18.8      $7.0       $0.4
Ratios to average net assets
 (annualized)
 Expenses.............................   1.79%    1.84%     1.76%      1.88%
 Net investment income................    .96%    1.12%     1.04%       .74%
Portfolio turnover rate...............    151%     136%       50%        36%

(1)Commencement of offering of sales.
(2)Based on average month-end shares outstanding.
(3)Total return for periods of less than one full year are not annualized. Total return does not consider the effect of sales charges.

                                       17
                                               See Notes to Financial Statements

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                                          Class C
                                               -------------------------------
                                                  Year Ended       October 26,
                                                 December  31     1993(/1/) to
                                               ------------------ December 31,
                                                  1995  1994(/2/)    1993(/2/)
-------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period..........  $12.41    $16.39        $18.16
                                               -------   -------       -------
INCOME FROM INVESTMENT OPERATIONS
 Investment income............................     .42       .47           .07
 Expenses.....................................    (.27)     (.29)         (.05)
                                               -------   -------       -------
Net investment income.........................     .15       .18           .02
Net realized and unrealized gain (loss) on
 securities...................................  4.1125     (.925)        .1425
                                               -------   -------       -------
Total from investment operations..............  4.2625     (.745)        .1625
                                               -------   -------       -------
LESS DISTRIBUTIONS FROM
 Net investment income........................    (.15)   (.1875)        (.065)
 Net realized gain on securities.............. (1.9625)  (3.0475)      (1.8675)
                                               -------   -------       -------
Total distributions........................... (2.1125)   (3.235)      (1.9325)
                                               -------   -------       -------
Net asset value, end of period................  $14.56    $12.41        $16.39
                                               -------   -------       -------
TOTAL RETURN (/3/)............................  35.11%    (4.43%)        1.11%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)..........    $4.1      $2.3          $0.5
Average net assets (millions).................    $2.9      $1.7          $0.2
Ratios to average net assets (annualized)
 Expenses.....................................   1.79%     1.85%         1.93%
 Net investment income........................    .97%     1.15%          .78%

Portfolio turnover rate.......................    151%      136%           50%

(1) Commencement of offering of sales.
(2) Based on average month-end shares outstanding.
(3) Total return for periods of less than one full year are not annualized. Total return does not consider the effect of sales charges.

                                       18
                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Comstock Fund (the "Fund", formerly American
Capital Comstock Fund, Inc.) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks capital growth and income through investments in common and preferred stocks, and debt securities convertible into common and preferred stocks.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual amounts may differ from the estimates.

A. INVESTMENT VALUATIONS-Investments listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the mean between the last reported bid and asked price.
  Short-term investments with a maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity becomes less than 61 days. From such time, until maturity, the investments are valued at amortized cost.

B. FUTURES CONTRACTS-Transactions in futures contracts are utilized in strategies to manage the market risk of the Fund's investments. The purchase of a futures contract increases the impact on net asset value of changes in the market price of investments. There is a risk that the market movement of such instruments may not be in the direction forecasted.
  Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. A portion of these funds is held as collateral in an account in the name of the broker, the Fund's agent in acquiring the futures position. During the period the futures contract is open, changes in the value of the contract ("variation margin") are recognized by marking the contract to market on a daily basis. As unrealized gains or losses are incurred, variation margin payments are received from or made to the broker. Upon the closing or cash settlement of a contract, gains and losses are realized. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

C. REPURCHASE AGREEMENTS-A repurchase agreement is a short-term investment in which a Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser"), the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt securities. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. FEDERAL INCOME TAXES-No provision for federal income taxes is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification by annually distributing all of its taxable net investment income and taxable net realized gains to its shareholders.

E. INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME-Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

F. DIVIDENDS AND DISTRIBUTIONS-Dividends and distributions to shareholders are recorded on the record date. The Fund distributes tax basis earnings in accordance with the minimum distribution requirements of the Internal Revenue Code, which may differ from generally accepted accounting principles. Such dividends or distributions may exceed financial statement earnings.

--------------------------------------------------------------------------------

G. DEBT DISCOUNT AND PREMIUM-The Fund accounts for discounts and premiums on the same basis as is used for federal income tax reporting. Accordingly, original issue discounts on debt securities purchased are amortized over the life of the security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and as ordinary income for tax purposes.

NOTE 2--MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Adviser serves as investment manager of the Fund. Management fees are paid monthly, based on the average daily net assets of the Fund at an annual rate of
 .50% of the first $1 billion, .45% of the next $1 billion, .40% of the next $1 billion, and .35% of the amount in excess of $3 billion.
  Accounting services include the salaries and overhead expenses of the Fund's Treasurer and the personnel operating under his direction. Charges are allocated among investment companies advised by the Adviser. For the period, these charges included $20,855 as the Fund's share of the employee costs attributable to the Fund's accounting officers. A portion of the accounting services expense was paid to the Adviser in reimbursement of personnel, facilities and equipment costs attributable to the provision of accounting services to the Fund. The services provided by the Adviser are at cost.
  ACCESS Investor Services, Inc., an affiliate of the Adviser, serves as the Fund's shareholder service agent. These services are provided at cost plus a profit. For the end of the period, such fees aggregated $2,083,850.
  The Fund has been advised that Van Kampen American Capital Distributors, Inc. (the "Distributor") and Advantage Capital Corporation (the "Retail Dealer"), both affiliates of the Adviser, received $124,740 and $81,036, respectively, as their portion of the commissions charged on sales of Fund shares during the period.
  Under the Distribution Plans, the Fund pays up to .25% per annum of its average daily net assets to reimburse the Distributor for expenses and service fees incurred. Class B and Class C shares pay an additional fee of up to .75% per annum of their average net assets to reimburse the Distributor for its distribution expenses. Actual distribution expenses incurred by the Distributor for Class B and Class C shares may exceed the amounts reimbursed to the Distributor by the Fund. At the end of the period, the unreimbursed expenses incurred by the Distributor under the Class B and Class C plans aggregated approximately $1.4 million and $29,000, respectively, and may be carried forward and reimbursed through either the collection of the contingent deferred sales charges from share redemptions or, subject to the annual renewal of the plans, future Fund reimbursements of distribution fees.
  Legal fees of $9,966 during the period were for services rendered by former counsel of the Fund, O'Melveny & Myers. A former trustee was of counsel to that firm.
  Certain officers and trustees of the Fund are officers and trustees of the Adviser, the Distributor, the Retail Dealer and the shareholder service agent.

NOTE 3--INVESTMENT ACTIVITY
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,471,929,932 and $1,538,451,091, respectively.
  For federal income tax purposes, the identified cost of investments owned at the end of the period was $1,009,157,158. Net unrealized appreciation of investments aggregated $134,930,726, gross unrealized appreciation of investment aggregated $145,953,264 and gross unrealized depreciation of investments aggregated $11,022,538.

NOTE 4--TRUSTEE COMPENSATION
Trustees who are not affiliated with the Adviser are compensated by the Fund at the annual rate of $1,931 plus a fee of $55 per day for Board and Committee meetings attended. During the period, such fees aggregated $34,663.
  The trustees may participate in a voluntary Deferred Compensation Plan (the "Plan"). The Plan is not funded and obligations under the Plan will be paid solely out of the Fund's general accounts. The Fund will not reserve or set aside funds for the payment of its obligations under the Plan by any form of trust or escrow. Each trustee covered under the Plan elects to be credited with an earnings component on amounts deferred equal to the income earned by the Fund on its short-term investments or equal to the total return of the Fund.

--------------------------------------------------------------------------------

NOTE 5--CAPITAL
The Fund offers three classes of shares at their respective net asset values per share, plus a sales charge which is imposed either at the time of purchase (the Class A shares) or at the time of redemption on a contingent deferred basis (the Class B and Class C shares). All classes of shares have the same rights, except that Class B and Class C shares bear the cost of distribution fees and certain other class specific expenses. Realized and unrealized gains or losses, investment income and expenses (other than class specific expenses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Class B and Class C shares automatically convert to Class A shares six years and ten years after purchase, respectively, subject to certain conditions.
  The Fund has an unlimited number of shares of $.01 par value beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                       Year Ended December 31
                                                       ------------------------
                                                              1995         1994
     ---------------------------------------------------------------------------
      Shares sold
       Class A........................................  24,488,433    6,288,477
       Class B........................................   1,425,692      816,632
       Class C........................................     133,213      138,497
                                                       -----------  -----------
                                                        26,047,338    7,243,606
                                                       -----------  -----------
      Shares issued for distributions reinvested
       Class A........................................   9,655,233   14,045,849
       Class B........................................     352,915      330,049
       Class C........................................      28,402       35,656
                                                       -----------  -----------
                                                        10,036,550   14,411,554
                                                       -----------  -----------
      Shares redeemed
       Class A........................................ (30,776,686)  (9,862,202)
       Class B........................................    (446,399)    (227,469)
       Class C........................................     (67,640)     (20,152)
                                                       -----------  -----------
                                                       (31,290,725) (10,109,823)
                                                       -----------  -----------
      Increase in shares outstanding..................   4,793,163   11,545,337
                                                       -----------  -----------

NOTE 6--FUND REORGANIZATION
On July 21, 1995, the shareholders approved the reorganization of the Fund to a Delaware Business Trust and the election of fourteen trustees. On August 4, 1995, the reorganization became effective.

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VAN KAMPEN AMERICAN CAPITAL COMSTOCK FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital Comstock Fund (the "Fund") at December 31, 1995, the results of its operations, the changes in its net assets and financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Houston, Texas
January 31, 1996

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND INTERNATIONAL
 Global Equity Fund
 Global Government Securities Fund
 Global Managed Assets Fund
 Short-Term Global Income Fund
 Strategic Income Fund

EQUITY
Growth
 Emerging Growth Fund
 Enterprise Fund
 Pace Fund
Growth & Income
 Balanced Fund
 Comstock Fund
 Equity Income Fund
 Growth and Income Fund
 Harbor Fund
 Real Estate Securities Fund
 Utility Fund

FIXED INCOME
 Corporate Bond Fund
 Government Securities Fund
 High Income Corporate Bond Fund
 High Yield Fund
 Limited Maturity Government Fund
 Prime Rate Income Trust
 Reserve Fund
 U.S. Government Fund
 U.S. Government Trust for Income

TAX-FREE
 California Insured Tax Free Fund
 Florida Insured Tax Free Income Fund
 High Yield Municipal Fund
 Insured Tax Free Income Fund
 Limited Term Municipal Income Fund
 Municipal Income Fund
 New Jersey Tax Free Income Fund
 New York Tax Free Income Fund
 Pennsylvania Tax Free Income Fund
 Tax Free High Income Fund
 Tax Free Money Fund
 Texas Tax Free Income Fund

THE GOVETT FUNDS
 Emerging Markets Fund
 Global Income Fund
 International Equity Fund
 Latin America Fund
 Pacific Strategy Fund
 Smaller Companies Fund

Ask your investment adviser for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-421-5666 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

                   VAN KAMPEN AMERICAN CAPITAL COMSTOCK FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
LINDA HUTTON HEAGY
ROGER HILSMAN
R. CRAIG KENNEDY
DENNIS J. MCDONNELL
DONALD C. MILLER
JACK E. NELSON
DON G. POWELL
JEROME L. ROBINSON
FERNANDO SISTO*
WAYNE W. WHALEN
WILLIAM S. WOODSIDE

*Chairman of the Board

OFFICERS

DON G. POWELL
President and Chief Executive Officer

DENNIS J. MCDONNELL
Executive Vice President

RONALD A. NYBERG
Vice President and Secretary

EDWARD C. WOOD, III
Vice President and Chief Financial Officer

CURTIS W. MORELL
Vice President and Chief Accounting Officer

JOHN L. SULLIVAN
Treasurer

TANYA M. LODEN
Controller

WILLIAM N. BROWN
PETER W. HEGEL
ROBERT C. PECK, JR.
ALAN T. SACHTLEBEN
PAUL R. WOLKENBERG
Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT INC.
2800 Post Oak Blvd.,
Houston, Texas 77056

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICE AGENT

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256,
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK AND TRUST CO.
225 Franklin Street,
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE, MEAGER & FLOM
333 West Wacker Drive
Chicago, Illinois 60806

INDEPENDENT ACCOUNTANTS

PRICE WATERHOUSE LLP
1201 Louisiana
Houston, Texas 77002
(C)Van Kampen American Capital Distributors, Inc., 1996
 All rights reserved.

SMdenotes a service mark of
 Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the select charge, and other pertinent data. If used for distributions to prospective investors after 03/31/96, this annual report must be accompanied by a Van Kampen American Capital Comstock Fund performance data update for the most recent quarter.